Exhibit 99.1

EnerSys Completes Acquisition of the Alpha Technologies Group of Companies
READING, Pa., December 10, 2018 /GLOBE NEWSWIRE/ -- EnerSys (NYSE: ENS) announced today that it has completed its acquisition of the Alpha Technologies Group of companies (the “Alpha Group”). The acquisition of the Alpha Group will accelerate and advance EnerSys’ competitive position and enable it to deliver an expanded product portfolio across the broadband, telecom, renewable and industrial markets.
“We are very excited to have quickly closed this important transaction and can officially welcome Alpha to the EnerSys family,” said EnerSys President and Chief Executive Officer David M. Shaffer. “EnerSys’ combination with Alpha creates the only fully-integrated DC power and energy storage solution provider for broadband, telecom and energy storage systems, enabling us to offer a uniquely differentiated value proposition to the marketplace. This offering will allow EnerSys to further penetrate existing applications, expand into new markets and better retain business over time.”
Shaffer added, “Our acquisition of Alpha will allow EnerSys to achieve meaningful economies of scale in the short term, while simultaneously increasing our leadership position in a growing market with attractive secular trends. With an expanded total addressable market of approximately $20 billion, combined with an extremely robust product and service offering following the Alpha transaction, we are well positioned to deliver long-term growth and value for our shareholders.”
EnerSys expects the acquisition to generate annual run-rate synergies in excess of $25 million and to be accretive to EnerSys’ earnings, excluding any one-time or acquisition related costs. Under the terms of the acquisition agreement, EnerSys acquired the Alpha Group for $750 million consisting of $650 million in cash and $100 million in EnerSys shares. The equity component of the consideration resulted in Fred Kaiser, the Alpha Group’s founder, owning approximately 3% of EnerSys following the acquisition.
In order to finance the cash portion of the acquisition, EnerSys entered into an Incremental Term Loan Lender Joinder Agreement, Increase Agreement and First Amendment to Credit Agreement pursuant to which, among other things, EnerSys and certain of its subsidiaries incurred incremental term loans of $300 million, and completed an amendment of its existing revolving credit agreement that increases its borrowing capacity under the revolving facility from $600 million to $700 million. In addition, EnerSys will utilize $200 million of its cash balances.
EnerSys retained Goldman Sachs & Co. and Evercore as financial advisors and Holland & Knight LLP and Reed Smith LLP as legal advisors on the transaction. The Alpha Group retained William Blair as financial advisor and Baker McKenzie as legal advisor.

Forward Looking Statements
Caution Concerning Forward-Looking Statements
This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding EnerSys’ future plans, objectives, performance, revenues, growth, profits, operating expenses or EnerSys’ underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are hopeful,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that EnerSys’ actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in EnerSys’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), such factors include, among others: that the parties are unable to successfully implement integration strategies; the risks associated with the increased leverage undertaken by EnerSys as a result of the acquisition; the effect of the acquisition on (i) relationships with the parties’ historical customers, suppliers and strategic partners and their operating results and businesses generally (including the diversion of management time on integration-related issues), (ii) competition and competitive strategies, including each party’s historical competitors, and (iii) the parties’ ability to retain and hire key personnel; that the integration of the acquired business with EnerSys may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the potential negative effects of the acquisition on the market price of EnerSys’ common stock; the potential impact of the acquisition on EnerSys’ future tax rate and payments based on the consolidation of the global Alpha Group and its ability to quickly integrate foreign operations; the potential that EnerSys’ due diligence did not uncover risks and potential liabilities associated with the Alpha Group; fluctuations in foreign exchange rates; and slowdowns or downturns in economic conditions generally and in the markets in which EnerSys operates.
All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. EnerSys does not undertake to update forward-looking statements. Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy.  The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. No undue reliance should be placed on any forward-looking statements.
For a complete discussion of the assumptions, risks and uncertainties related to EnerSys’ business, you are encouraged to review its filings with the SEC, including the most recent Annual Report on Form 10-K, as updated by quarterly or other reports subsequently filed with the SEC.

About EnerSys
EnerSys, the global leader in stored energy solutions for industrial applications, manufactures and distributes reserve power and motive power batteries, battery chargers, power equipment, battery accessories and outdoor equipment enclosure solutions to customers worldwide. Motive power batteries and chargers are utilized in electric forklift trucks and other commercial electric powered vehicles. Reserve power batteries are used in the telecommunication and utility industries, uninterruptible power supplies, and numerous applications requiring stored energy solutions including medical, aerospace and defense systems. Outdoor equipment enclosure products are utilized in the telecommunication, cable, utility and transportation industries and by government and defense customers.  EnerSys also provides aftermarket and customer support services to its customers from over 100 countries through its sales and manufacturing locations around the world.
More information regarding EnerSys can be found at www.EnerSys.com.
About the Alpha Technologies Group of Companies
Additional information regarding the Alpha Group can be found at www.Alpha.com. For more information about the Alpha Group acquisition, please contact Thomas O'Neill, Vice President and Treasurer, EnerSys, P.O. Box 14145, Reading, PA 19612-4145, USA, by telephone at 610-236-4040 or by emailing investorrelations@enersys.com.